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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): July 19, 2005

                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)

          Massachusetts                333-114018             04-2955061
  (State or other jurisdiction        (Commission            (IRS Employer
        of incorporation)             File Number)        Identification No.)

     31 Market Street, Ipswich, Massachusetts                    01938
      (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (978) 356-3700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On July 19, 2005, The First National Bank of Ipswich (the "Bank"), a wholly-owned subsidiary of First Ipswich Bancorp (the "Company"), issued a press release announcing that the Bank has decided not to exercise its early 2006 lease renewal options on its three Wal-Mart branch locations in Manchester, Newington and Salem, New Hampshire. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.       Description
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Exhibit 99.1      Press Release dated July 19, 2005.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST IPSWICH BANCORP


                                          By: /s/ Donald P. Gill
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                                              Donald P. Gill
                                              President and C.E.O.
Date: July 19, 2005

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                                  EXHIBIT INDEX


Exhibit No.   Exhibit Description
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99.1          Press Release dated July 19, 2005.